Exhibit 99.1

Fathom Digital Manufacturing Corporation, an On-Demand Manufacturing Leader, to Go Public Through a Business Combination with Altimar Acquisition Corp. II

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Fathom is one of the largest on-demand digital manufacturing platforms in North America serving the comprehensive product development and low- to mid-volume production needs of the largest and most innovative companies in the world.

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The transaction is expected to increase Fathom’s leadership in additive and traditional advanced manufacturing capabilities and accelerate Fathom’s continued investments in both organic and inorganic growth opportunities to expand key capabilities for its growing customer base.

•	Transaction values Fathom at approximately $1.5 billion and will list on the NYSE under the ticker symbol “FDMG” following expected transaction close in the fourth quarter of 2021.

•	$80 million PIPE includes top-tier institutional investors.

•	CORE Industrial Partners, an industrials-focused private equity firm, will remain the Company’s largest shareholder.

HARTLAND, Wis. – July 16, 2021 – Fathom Digital Manufacturing Corporation (“Fathom” or the “Company”), an industry leader in on-demand digital manufacturing services, and Altimar Acquisition Corp. II (NYSE:ATMR)(“Altimar”), a special purpose acquisition company sponsored by an affiliate of HPS Investment Partners, LLC, today announced that they have entered into a definitive business combination agreement pursuant to which Fathom and Altimar will combine, and after which Fathom will become a publicly-traded company. Upon completion of the transaction, the combined company expects to be listed on the New York Stock Exchange. Fathom is majority-owned by CORE Industrial Partners (“CORE”), a Chicago-based private equity firm focused exclusively on investing in North American manufacturing, industrial technology and services businesses.

Headquartered in Hartland, Wisconsin, Fathom has over 35 years of industry expertise and leadership in on-demand digital manufacturing solutions. As one of the largest service providers for rapid prototyping and on-demand additive and advanced traditional manufacturing services in North America with over 90 large-platform additive manufacturing machines and nearly 450,000 square feet of manufacturing capacity across twelve facilities nationwide, Fathom uses its proprietary software platform to seamlessly blend in-house capabilities across plastic and metal additive manufacturing technologies, and advanced traditional manufacturing technologies that include CNC machining, sheet metal fabrication and injection molding.

Fathom’s nationwide footprint enables rapid product development and accelerated new product launches with one-stop coverage across 25+ manufacturing processes. Fathom’s comprehensive manufacturing technologies and proprietary software platform enable customers to capitalize on Industry 4.0 methodologies offering a broad array of additive and advanced traditional manufacturing technologies and provide an impactful, technology-agnostic approach to meet the product development and low- to mid-volume manufacturing needs of some of the largest and most innovative companies in the world.

Upon the closing of the proposed transaction, Fathom’s senior management will continue to serve in their current roles. Fathom will continue to be led by Chief Executive Officer, Ryan Martin. Mark Frost and Rich Stump will continue as Chief Financial Officer and Chief Commercial Officer, respectively. Following the transaction, TJ Chung, Senior Partner at CORE, who has served on several public company boards, will continue to serve as Chairman.

Industry 4.0 and the Fathom Opportunity

Industry 4.0, the next wave of the Industrial Revolution driven by the digitization of manufacturing, including the commercialization of additive manufacturing complemented by advanced traditional manufacturing technologies and advancements in software tools and AI, has created a massive economic opportunity, especially in the $25 billion low- to mid-volume manufacturing space that forms Fathom’s addressable market.

Fathom is well-positioned to capitalize on this opportunity. The Company’s breadth of additive and advanced traditional manufacturing capabilities, advanced and proprietary software platform, experienced management and engineering teams, and ability to turn around certain projects in as little as 24 hours across the United States make it an ideal partner for the largest and most innovative companies in the world. The $25 billion low- to mid-volume manufacturing market is highly fragmented, and Fathom has a long runway for growth. Already one of the largest players in this space, Fathom’s ability to continue to scale quickly across a wide range of manufacturing technologies will position it to capture a greater portion of this market as more of the largest and most innovative companies seek a one-stop outsourced on-demand advanced manufacturing partner.

Fathom’s modern and advanced manufacturing technologies, along with its nationwide network of twelve cutting-edge manufacturing centers, mean that its customers are especially well-positioned to shorten their supply chain and on-shore their manufacturing needs and efficiently develop and manufacture their products in North America.

Additionally, as a result of Fathom’s advantages, scale, and track record of successful acquisitions, it is well-positioned as an acquirer of choice for other firms in the sector looking to become part of a larger platform. The Company currently has a robust pipeline of potential acquisitions and will be better able to execute on this large inorganic pipeline once it is able to utilize its stock as acquisition currency.

Fathom approaches this opportunity from a position of financial strength. The Company is already a strong cash-generating business with $149 million in pro forma revenue in fiscal year 2020. The proceeds from this transaction will strengthen Fathom’s ability to continue investing in both organic and inorganic growth opportunities as the market for its key service areas expands. The Company will be guided through this growth by a management team with decades of combined manufacturing experience, along with a diverse board including former executives at leading manufacturing companies such as General Electric, 3M, Ingersoll Rand, and Chrysler.

Ryan Martin, CEO of Fathom, said: “With Industry 4.0 taking off, we believe Fathom is on the cusp of a significant growth opportunity, and we’re thrilled to be combining with Altimar as we make our public market debut and move into our next chapter. With our strong business profile and solid balance sheet, we see an opportunity to continue scaling up our capabilities in both on-demand additive and advanced traditional manufacturing. Product lifecycles are so much shorter than they were even five years ago, and companies need an on-demand advanced manufacturing partner who can move quickly and serve all their requirements without sacrificing quality. We believe we are well positioned to become that manufacturing partner of choice for more clients.”

Tom Wasserman, Chairman and CEO of Altimar Acquisition Corp. II, said: “We evaluated a wide range of potential targets, but it became clear to us in our search that Fathom’s ideal blend of speed, scalability, breadth and financial strength positions it to become a leading player in the modern manufacturing market. As more companies realize the benefits of on-demand manufacturing, we believe Fathom’s multi-year head start has resulted in a high barrier to entry that few peers can penetrate. Ryan and his experienced team have built a business that has a promising growth trajectory.”

John May, Managing Partner of CORE Industrial Partners, said: “When we first invested in Fathom, we knew the Company had a clear path for growth as one of the earliest adopters of additive manufacturing in a fragmented manufacturing space that was only just realizing the benefits of the Industry 4.0 on-demand business model. As we predicted, the market has evolved in Fathom’s favor, and the Company maintains a strong runway for expansion with a high degree of organic and acquisition growth potential. We’re delighted to remain the largest shareholder in Fathom as it continues its growth journey.”

Bob Nardelli, Board member of Fathom, said: “We have full confidence in Ryan and his management team as they embark on this new chapter. Along with the partners at CORE, we have built a strong company, drawing from managers and board members with a diverse range of personal and professional backgrounds, that is ready to capitalize on the significant secular growth opportunity presented by Industry 4.0.”

Details of the Transaction

The transaction is valued at a pro forma enterprise value of $1.5 billion. The acquisition will be funded through a combination of ATMR’s cash in trust and a $80 million fully committed common stock PIPE at $10.00 per share.

The boards of directors of both Fathom and ATMR have unanimously approved the proposed transaction and it is expected to close later this year, subject to customary closing conditions, including a registration statement being declared effective by the Securities and Exchange Commission and approval of ATMR’s shareholders.

Additional information about the proposed transaction will be provided in a Current Report on Form 8-K to be filed by ATMR with the Securities and Exchange Commission and available at www.sec.gov.

Investor Conference Call

Fathom and ATMR will host a joint investor conference call to discuss the proposed transaction today, July 16 at 8:30 a.m. ET.

To listen to the prepared remarks via telephone from the U.S., dial 1-833-236-2753 and an operator will assist you. International investors may listen to the call by dialing 1-825-312-2105. A telephone replay will be available by dialing 1-800-585-8367 if in the U.S., and by dialing 1-416-621-4642 if outside the U.S. The PIN for access to the prepared remarks and the replay is 3866538. The replay will be available through October 15, 2021 at 11:59PM ET. To listen to the webcast, please click here. A replay of the call will be accessible at the webcast link.

Advisors

J.P. Morgan Securities LLC and Stifel are serving as joint financial advisors and Winston & Strawn LLP is serving as legal counsel to Fathom. J.P. Morgan Securities LLC and Stifel are serving as joint placement agents and capital markets advisors, and Paul, Weiss, Rifkind, Wharton & Garrison LLP is serving as legal counsel to Altimar. Mayer Brown LLP is serving as legal counsel to the placement agents. In addition, BofA Securities, Needham & Company, LLC and Craig-Hallum Capital Group LLC are acting as capital markets advisors to Altimar.

About Fathom

Fathom is one of the largest on-demand digital manufacturing platforms in North America, serving the comprehensive product development and low- to mid-volume manufacturing needs of the largest and most innovative companies in the world. With more than 25 unique manufacturing processes and a national footprint with nearly 450,000 square feet of manufacturing capacity across 12 facilities, Fathom seamlessly blends in-house capabilities across plastic and metal additive technologies, CNC machining, injection molding & tooling, sheet metal fabrication, and design and engineering. With over 35 years of industry experience, Fathom is at the forefront of the Industry 4.0 digital manufacturing revolution serving clients in the technology, defense, aerospace, medical, automotive and IOT sectors. Fathom’s certifications include: ITAR Registered (Denver, Hartland, Ithaca, Newark, Oakland, Tempe), ISO 9001:2015 Design Certified (Elk Grove, Miami Lakes, Oakland), ISO 9001:2015 (Denver, Hartland, Newark, Pflugerville, Round Rock, Tempe), ISO 13485:2016 (Miami Lakes, Round Rock), AS9100:2016 (Hartland, Newark, Pflugerville, Tempe), and NIST 800-171 (Oakland, Tempe). To learn more, visit www.fathommfg.com.

About Altimar Acquisition Corp. II

Altimar Acquisition Corp. II (NYSE:ATMR) is a special purpose acquisition company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar business combination with one or more businesses or entities. ATMR is sponsored by Altimar Sponsor II, LLC, an affiliate of HPS Investment Partners, LLC. For more information, visit atmr.altimaracquisition.com.

About CORE Industrial Partners

CORE Industrial Partners is a Chicago-based private equity firm with more than $700 million of capital commitments investing in North American manufacturing, industrial technology, and services businesses. CORE’s team is comprised of highly experienced former CEOs and investment professionals with shared beliefs, deep experience, and a proven track record of building market-leading businesses. Through our capital, insight, and operational expertise, CORE partners with management teams and strives to build best-in-class companies with lasting results. For more information, visit www.coreipfund.com.

Forward-Looking Language

Certain statements made in this press release, and oral statements made from time to time by representatives of Altimar and Fathom are “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Statements regarding the proposed business combination and expectations regarding the combined business are “forward-looking statements.” In addition, words such as “estimates,” “projects,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the parties, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.

Important factors, among others, that may affect actual results or outcomes include: the inability of the parties to complete the proposed Business Combination; the risk that the approval of the stockholders of Altimar for the proposed Business Combination is not obtained; the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, the amount of funds available in Altimar’s trust account following any redemptions by Altimar’s stockholders; the ability to meet the NYSE’s listing standards following the consummation of the transactions contemplated by the proposed Business Combination; costs related to the proposed Business Combination; and those factors discussed in the registration statement and final prospectus relating to Altimar’s initial public offering filed with the SEC on February 5, 2021, Item 1A. Risk Factors of the Form 10-Q for the quarter ended March 31, 2021 filed with the SEC on June 1, 2021 and other documents of Altimar filed, or to be filed, with the SEC. Altimar and Fathom do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

Altimar intends to file a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”), which will include a proxy statement and a prospectus of Altimar, and each party will file other documents with the SEC regarding the proposed transaction. A definitive proxy statement/prospectus will also be sent to the stockholders of Altimar, seeking any required stockholder approval. Before making any voting or investment decision, investors and security holders of Altimar are urged to carefully read the entire Registration Statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by Altimar with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by Altimar may be obtained free of charge from Altimar at atmr.altimaracquisition.com. Alternatively, these documents, when available, can be obtained free of charge from Altimar upon written request to Altimar, 40 West 57th Street, 33rd Floor, New York, New York 10019, or by calling 212-287-6767.

Participants in the Solicitation

Altimar and its directors and executive officers may be deemed participants in the solicitation of proxies from shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in Altimar is contained in Altimar’s registration statement on Form S-1, which was filed with the SEC on February 5, 2021, and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Altimar Acquisition Corp. II, 40 West 57th Street, 33rd Floor, New York, New York 10019, or by calling (212) 287-6767. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

Fathom and its respective managers and executive officers may also be deemed to be participants in the solicitation of proxies from Altimar’s shareholders in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be contained in the Registration Statement when available.

Media Contacts

Fathom & CORE Industrial Partners

Prosek Partners

John Perilli

jperilli@prosek.com

(401) 316-3375

Altimar Acquisition Corp. II

info@altimarspac.com